UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  September 14, 2006

PRIMEDEX HEALTH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	0-19019	13-3326724
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1510 Cotner Avenue
Los Angeles, California 90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On September 14, 2006, Primedex Health Systems, Inc. issued a press release announcing its financial results for the third quarter ended July 31, 2006.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein in its entirety by this reference.

Item 7.01               Regulation FD Disclosure

The information included in Item 2.02 of this Form 8-K, including the press release, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated September 14, 2006, issued by Primedex Health Systems, Inc.

The information in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in this Form 8-K, including the exhibits attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2006	Primedex Health Systems, Inc.

/s/ Jeffrey L. Linden
Jeffrey L. Linden
Vice President

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release, dated September 14, 2006, issued by Primedex Health Systems, Inc.